LOAN MODIFICATION AGREEMENT NO. 1

         Preamble: This Loan Modification Agreement (this "Agreement"), dated as of February 06, 2003 (the "Effective Date"), is made between UPS Capital Corporation, as lender (the "Lender") and each Person identified as "Borrower" on the signature page(s) hereof, as borrower(s) (individually and collectively, the "Borrower"), for the purpose of amending or otherwise modifying the terms of that certain Loan and Security Agreement, dated as of August 28, 2002, heretofore made between Lender and Borrower (which, as it has been, or hereafter may be, modified or amended, is called herein the "Loan Agreement"). Now, therefore, in consideration of the mutual promises contained herein and in the Loan Agreement, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower, each intending to be legally bound, agree as follows:

1. Definitions. Capitalized terms used herein, but not expressly defined themselves herein, shall have the meanings given to such terms in the Loan Agreement.

2. Loan Modifications. Lender and Borrower agree to modify the Loan Agreement as follows:

                  2.1 Line Increase. For a 120 day period, beginning on the Effective Date and ending 120 days after the Effective Date (such latter date herein called the "End Date"), the Maximum Amount shall be increased by $5,000,000, that is, from $15,000,000 to $20,000,000; provided, however, that total Borrowings under the Line of Credit shall continue to be tied to, and limited by, the Borrowing Base in effect from time to time. On the End Date, the Maximum Amount shall be returned to, and remain at, $15,000,000.

                  2.2 Availability Increase. In connection with the foregoing increase in the Maximum Amount, for the same said period; that is, from the Effective Date to, but not including, the End Date, the dollar limitation on Borrowings supported by Eligible Inventory (the "Inventory Cap"), as reflected in the definition of the Borrowing Base, shall be increased from $7,500,000 to $12,500,000 but shall return to $7,500,000 on the End Date.

                  2.3 Resulting Payment Obligation; Additional Collateral. To the extent that, on the End Date, either (A) total Borrowings then exceed the Maximum Amount, as so reduced to $15,000,000, and/or (B) total Borrowings exceed the Borrowing Base, as so reduced by the reduction of the Inventory Cap to $7,500,000, then, the Borrower shall be obliged to remit to the Lender on the End Date, the entire amount of such excess (in either or each case); otherwise,
(i) without necessity of further notice from the Lender, an Event of Default shall automatically exist on the End Date, and (ii) in addition to, and without limitation of the Lender's other rights and remedies under the Loan Agreement arising from such Event of Default occurring (and without by implication waiving such Event of Default), Lender, at its option, may require at such time that the Borrower cause all of its existing owned real property (such real property heretofore having been made the subject of a negative pledge agreement by the Borrower to the Lender) to be mortgaged to the Lender as additional Collateral for all Obligations, including, particularly (but without limitation) the foregoing payment deficiency(ies), and Borrower shall do so promptly, but in any event, within five (5) Business Days after Lender's request. To facilitate the
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foregoing, and to assist Lender in determining whether (in its discretion) to increase, on a more permanent basis, Borrower's credit line, Lender shall obtain (or, at its option, cause Borrower to obtain and deliver to Lender), in each case, at Borrower's expense, the following in respect of each parcel of Borrower's owned real property located within the States of Oregon and California (each "Parcel"). (i) appraisals of each Parcel, from a qualified, independent appraiser selected by, or acceptable to, Lender who shall employ such appraisal methodology as shall be approved by Lender; (ii) environmental assessments of each Parcel, from a qualified, independent engineer selected by, or acceptable to, Lender who shall employ such testing methodology as shall be approved by Lender (but which shall include, in any event, a so-called "Phase I" assessment and, as appropriate, based therefrom, a "Phase II" assessment if requested by Lender); (iii) mortgagee's title insurance commitments for each Parcel, from a title insurer selected by, or acceptable to, Lender, in standard "ALTA" form (unless otherwise approved by Lender); and (iv) current, "as-built" boundary line surveys for each Parcel (unless the title insurer, described in clause (iii) above, shall agree in advance with Lender to waive the so-called "survey exception" from its commitment (the foregoing items, described in clauses (i) through (iv) above, herein called, collectively, the "Parcel Investigations"). The Parcel Investigations must be initiated as soon as practicable after the Effective Date, but not later than twenty-one (21) days after the Effective Date, and Lender must receive satisfactory evidence of their initiation (if not undertaken directly by Lender) within such twenty-one (21) day period. All Parcel Investigations must be completed in any event not later than sixty (60) days after the Effective Date.

                  2.4 Amendment Fee. There shall be due and payable to the Lender on the Effective Date, in consideration of its entry into this Agreement, a fully earned, non-refundable amendment fee equal in amount to $12,500.

3. Inducing Representations. To induce Lender to enter into this Agreement, Borrower hereby represents and warrants that: (i) Borrower is duly authorized to enter into this Agreement, and this Agreement, upon its execution by Borrower and Lender, will constitute Borrower's legal, valid and binding obligations enforceable in accordance with its terms against Borrower; (ii) after giving effect to this Agreement, no Event of Default exists; (iii) no present right of setoff, counterclaim, recoupment claim or defense exists in Borrower's favor in respect of its payment or performance of any Obligations; and (iv) except as modified by this Agreement, all terms of the Loan Agreement and each Loan Document shall remain in full force and effect.
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4. Miscellaneous. Except as otherwise expressly provided herein, all modifications to the Loan Agreement set forth herein shall take effect on the Effective Date. Each existing Loan Document (including, particularly, any Note) shall be deemed modified hereby as necessary to conform its terms to the terms of the Loan Agreement, as modified hereby. This Agreement constitutes a Loan Document, and shall be governed and construed accordingly. This Agreement constitutes the entire agreement between Lender and Borrower relative to the subject matter hereof, and supersedes and replaces any prior understandings and agreements, written or oral, in regard thereto. This Amendment shall be binding on, and inure to the benefit of, the successors and assigns of Borrower and Lender. Borrower shall reimburse Lender for all costs which Lender incurs, including reasonable attorneys fees, in the preparation, negotiation, execution and performance of this Agreement, and the recording of any Loan Documents in connection herewith.

5. Conditions Precedent. The following shall constitute express conditions precedent to Lender having any obligations under this Amendment, regardless of its execution hereof: (i) to the extent any fee or other sum is described as owing to Lender and payable on the Effective Date in Section 2 hereof, then such fee or other sum shall have been paid to Lender; and (ii) if required by Lender, the Borrower shall have delivered to Lender such additional Loan Documents, including, particularly, any Notes, which Lender determines to be necessary to give effect hereto.

         IN WITNESS WHEREOF, Lender and Borrower have executed this Agreement, by and through their respective authorized officers, as of the Effective Date.



"Borrower"                                    "Lender"

NATIONAL R.V. HOLDINGS, INC.                  UPS CAPITAL CORPORATION


By:  /s/ Mark D.Andersen               By:    /s/ Charles G. Johnson
____________________________                  ______________________________
        Mark D. Andersen, CFO                      Authorized Officer



NATIONAL R.V., INC.



By:  /s/ Mark D.Andersen
     -------------------------------
        Mark D. Andersen, CFO



COUNTRY COACH, INC.



By:  /s/ Mark D.Andersen
     -------------------------------
        Mark D. Andersen, Secretary